                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Plymouth Rubber Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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

                          PLYMOUTH RUBBER COMPANY, INC.
                           CANTON, MASSACHUSETTS 02021

                           ---------------------------

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 25, 2003

                           ---------------------------

TO THE STOCKHOLDERS OF
 PLYMOUTH RUBBER COMPANY, INC.:
The 2003 Annual Meeting of Stockholders of Plymouth Rubber Company, Inc. will be held at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, on April 25, 2003 at 9:00 A.M., for the purpose of considering and acting upon the following:

    1. The election of three directors, to serve for a term of three years;
    2. Approval of an amendment to the Company's Restated Articles of Organization reducing the par value of the Company's Class A and Class B Common Stock from $1.00 per share to $0.01 per share;
    3. Approval of the adoption of the Company's 2002 Non-Employee Directors' Stock Option Plan;
    4. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's auditors for the fiscal year ending November 28, 2003;
    5. The transaction of such other business as may properly be brought before the meeting or any adjournments thereof.

 Only holders of record of the Company's Class A Common Stock at the close of business on March 4, 2003 will be entitled to notice of and to vote (to the extent provided in the attached Proxy Statement) at the meeting or any adjournments thereof.

 A copy of the Company's annual report for the fiscal year ended November 29, 2002 is included herewith.

                                            By Order of the Board of Directors
                                                   DAVID M. KOZOL, Clerk

Canton, Massachusetts
March 27, 2003

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                          PLYMOUTH RUBBER COMPANY, INC.
                                104 REVERE STREET
                           CANTON, MASSACHUSETTS 02021

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                             SOLICITATION OF PROXIES

This Proxy Statement, which is first being mailed to stockholders on or about March 27, 2003, is furnished in connection with the solicitation by management, at the direction of the Board of Directors, of proxies for use at the Company's annual meeting of stockholders to be held on April 25, 2003. Execution and return of the proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is voted. Properly executed proxies, received in due time and not previously revoked, will be voted at the meeting or any adjournment thereof as specified therein, but if no specification is made such proxy will be voted in favor of the election of the directors nominated by the Board of Directors as hereinafter set forth, in favor of approval of an amendment to the Company's Restated Articles of Organization reducing the par value, in favor of the approval of the 2002 Non-Employee Director Stock Option Plan, and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending November 28, 2003.

 The expense of the solicitation of proxies will be borne by the Company. It is expected that the solicitation will be conducted exclusively by mail. However, if it should appear desirable to do so in order to insure an adequate representation of the shareholders at the meeting, either in person or by proxy, officers and employees of the Company may communicate with stockholders, banks, brokerage houses, nominees and others by telephone or telegraph, or in person, to request that proxies be furnished.

                  OUTSTANDING SECURITIES AND OWNERSHIP THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS
 Stockholders are entitled to one (1) vote for each share of the Company's Class A Common Stock, $1 par value ("Class A Stock"), owned by them of record as of the close of business on March 4, 2003. On that date there were outstanding 810,586 shares of Class A Stock entitled to be voted at the meeting. The Class A Stock is the only class of the Company's outstanding capital stock entitled to notice of and to vote at the meeting. In addition to the foregoing voting securities, on March 4, 2003, the Company had outstanding 1,248,390 shares of Class B Common Stock, $1 par value ("Class B Stock"). The holders of Class B Stock will not be entitled to vote at the meeting. At the close of business on March 4, 2003, Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy owned or controlled through a voting trust an aggregate of 373,052 shares of the Company's Class B Stock, constituting approximately 29.9% of the outstanding shares; Maurice J. Hamilburg and Joseph D. Hamilburg owned 65,049 and 1,550 shares, respectively, and the Plymouth Rubber Defined Benefit Unit Pension Plan and Trust and Joseph M. Hamilburg Foundation, as to each of which Maurice J. Hamilburg and Joseph D. Hamilburg are Trustees, owned an aggregate of 62,219 shares of the Company's Class B Stock, constituting approximately 5.0% of the outstanding shares.

OWNERSHIP OF VOTING SECURITIES
 The following table sets forth, as of March 4, 2003, the information described therein with respect to the persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Class A Stock, the Company's sole class of voting securities:

 NAME AND ADDRESS                                                  NO. OF SHARES                          PERCENT
 OF BENEFICIAL OWNER                                             BENEFICIALLY OWNED                      OF CLASS
 -------------------                                             ------------------                      --------
MAURICE J. HAMILBURG                                               470,812(1)                              58.1%
10 Draper Road
Wayland, Massachusetts 01778

JOSEPH D. HAMILBURG                                                464,991(1)                              57.4%
16 Shaw Drive
Wayland, Massachusetts 01778

JANE H. GUY                                                        432,170(1)(2)                           53.3%
1660 West Street
Mansfield, Massachusetts 02048

HBH SPECIALISTS LLC                                                101,638(3)                              12.5%
39 Broadway, 32 Floor
New York, NY  10004

DR. IDO E. COLANTUONI                                               64,700(4)                               8.0%
P.O. Box 28231
Washington, D.C. 20038

(1) Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are siblings. The shares shown as beneficially owned by each of Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are so shown by reason of their direct and indirect beneficial ownership of certain of the shares and their respective voting powers with respect to certain of the shares as Voting Trustees of a voting trust and as trustees of various other trusts. For a breakdown of the actual beneficial ownership of the shares, see "Stock Ownership of Nominees,
    Continuing Directors and Officers."

(2) Of the shares shown as beneficially owned by Jane H. Guy, 18,011 shares are owned indirectly (the direct ownership being held by a voting trust as described under the caption "Stock Ownership of Nominees,
    Continuing Directors and Officers"), and 515 are held directly, and the remainder are in trusts of which she is a beneficiary or co-beneficiary with others and with respect to which she has no voting powers.

(3) Based solely on information obtained from a Schedule 13G filed with the SEC on June 3, 2002. This form was jointly filed by HBH Specialists LLC, Bear Hunter Holdings LLC; Bear Wagner Specialists LLC; Estate of
    Emeric Harvey; Jennifer Harvey; HYY Specialists LLC; Pal Bro Partners LLC and Joseph Palmeri. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosure on file with the SEC.

(4) Based on Schedule 13D dated May 8, 1997.

 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

 The Company's By-Laws provide for the election by stockholders of a Board of Directors consisting of not less than five (5) nor more than nine (9) directors, as fixed from time to time by the Board of Directors. The directors are divided into three (3) classes as nearly equal in number as possible, consistent with the total number of directors to serve, as fixed by the Board. The directors of each class serve for a term of three (3) years, with the term of each class expiring in successive years, except that the term of a director elected to any class between annual elections will expire with the expiration of the term of that class.

 The Board of Directors has presently fixed nine (9), with currently one (1) vacancy, as the number of directors to serve during the ensuing year, subject to the Board's authority to change such number from time to time. Of the number so fixed, three (3) will be elected at the meeting to replace the three (3) whose terms expire, such reelected directors to serve for a term of three (3) years. The nominees are set forth below.

 All Class A Stock proxies received by management will be voted (unless otherwise specified) in favor of the persons named below as nominees for election as directors, said nominees to serve for a term of three years, and until his or her successor is elected and qualifies. Proxies cannot be voted for more than three directors. All of the following directors (including the nominees) have been directors of the Company for the periods indicated in the table below.

Nominees for Election as Directors and Continuing Directors Information concerning the nominees for election as director for a term to expire in 2005:

                                                                                         SERVED AS  PRESENT
                                                                                         DIRECTOR     TERM
                NAME                            PRINCIPAL OCCUPATION               AGE     SINCE     EXPIRES
                ----                            --------------------               ---     -----     -------
MAURICE J. HAMILBURG(1)             President and Co-Chief Executive Officer of    56      1974        2003
                                    the Company

DUANE E. WHEELER(2)                 Retired Vice President -- Finance and          70      1996        2003
                                    Treasurer of the Company

SUMNER KAUFMAN(3)                   President of Kaufman and Company               68      1999        2003

 Information concerning other directors who will continue in office after the meeting:

EDWARD H. PENDERGAST(2)             President of Pendergast and Company            69      1998        2004

JOSEPH D. HAMILBURG(1)              Chairman and Co-Chief Executive Officer of     54      1974        2004
                                    the Company

C. GERALD GOLDSMITH(3)              Independent Investor and Financial Consultant  74      1998        2004

JANE H. GUY(1)                      President and Treasurer of                     51      1989        2005
                                     Alladan Kennels, Inc.

MELVIN L. KEATING(2)                President of Picasso Properties                56      1989        2005

 Jane H. Guy, a graduate of Wheaton College, has since 1978, been President and Treasurer of Alladan Kennels, Inc., a company engaged in the business of operating dog care and grooming kennels. She also conducts a dog breeding operation.

 Since 1997, Melvin L. Keating has served as President of Picasso Properties, successor to Kadeca Consulting Corporation ("Kadeca"). The Company had a consulting arrangement with Kadeca with aggregated payments of $11,400 during 1999. Prior thereto, (1995-1997), Mr. Keating served as President of Sunbelt Management Company. Sunbelt Management is an owner and operator of commercial and retail real estate in North America. From 1994 - 1995, Mr. Keating served as Senior Vice President of Reichmann International Companies and from 1986 to 1994, as Senior Vice President of Olympia & York Companies, U.S.A., entities controlled by the Reichmann family, engaged in the real estate development business, including the development and construction of major urban office buildings and other commercial property. Mr. Keating is a graduate of Rutgers University where he earned a BA degree, and he holds Master of Science and Master of Business Administration degrees from the Wharton School of the University of Pennsylvania.

 Maurice J. Hamilburg has been President of the Company since 1987. He served as Executive Vice President from 1976 to 1987, and prior to 1976 he served in various other capacities with the Company for several years. He is a graduate of Harvard College and of the Harvard Graduate School of Business Administration where he earned the degree of Master of Business Administration.

 Joseph D. Hamilburg, a graduate of Harvard College, has been Chairman and Co-Chief Executive Officer of the Company since April, 1998. From October, 1988 to April, 1998, Mr. Hamilburg served as President of J.D.H. Enterprises, Inc., an international consulting company, and in this capacity, served as a business consultant to the Company. Prior to October, 1988, he served as Vice President and Treasurer of the Company and in other executive officer capacities for more than ten (10) years.

 Duane E. Wheeler served as Vice President -- Finance of the Company from 1980 to 1997, and as Treasurer from 1988 until 1998. Prior to 1980, he served as Vice President of Administration and Finance of Acushnet Company, a subsidiary of American Brands, which manufactures and distributes golf equipment and precision rubber molded goods. Mr. Wheeler is a graduate of the University of Massachusetts.

Edward H. Pendergast has served as President of Pendergast and Company, a corporate financial consulting firm, since 1989. Prior to that he served as Chairman and CEO of Kennedy & Lehan, P.C., a CPA consulting firm. Mr. Pendergast is Chair of the Board of Directors of PLC Systems, Inc. and is a director of several private companies. He is a graduate of Bentley College (B.A. and M.S.). Mr. Pendergast is a CPA and holds business valuation credentials as a Certified Valuation Analyst (CVA) and Accredited Business Valuator (ABV).

C. Gerald Goldsmith has been an independent investor and financial consultant since 1976. Mr. Goldsmith is the Chairman of the Board of Directors of American Banknote Corp. He also serves as a member of the board of directors of Palm Beach National Bank & Trust Co. and Innkeepers USA Trust. Mr. Goldsmith holds an A.B. degree from the University of Michigan and an M.B.A. from the Harvard Graduate School of Business Administration.

Sumner Kaufman is currently President of Kaufman & Company, a private investment banking firm located in Boston, MA. Mr. Kaufman previously has been associated with Kidder, Peabody & Company and Ira Haupt & Co., both of New York. He also has held the position of Partner and Manager of the Boston Corporate Finance Department of White, Weld & Co., Inc. Mr. Kaufman currently serves as a Director of Leasing Technologies International, Inc. Additionally, Mr. Kaufman is a member of the Advisory Board of the Venture Capital Fund of New England and is Chairman of the Advisory Board's Finance Committee for Radio Station WBUR. He is a 1956 graduate of Harvard College.

-----------------------
(1)    Member of Executive Committee.

(2)    Member of Audit Committee.

(3)    Member of Compensation Committee.

               CERTAIN MATTERS RELATING TO OFFICERS AND DIRECTORS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Board of Directors has among its separate committees, a Compensation Committee, which is comprised of two Directors: Mr. C. Gerald Goldsmith, and Mr. Sumner Kaufman, both of whom are non-employee Directors.

THE BOARD COMPENSATION COMMITTEE REPORT

         The Company administers executive compensation through its Compensation Committee, which is comprised of three Directors, all of whom are non-employees. The Committee reviews policies and makes recommendations to the Board of Directors with respect to such matters as (i) appropriate compensation policy for key management personnel, including base salary levels, (ii) the implementation and/or amendment and/or termination of existing employee benefit and incentive plans, (iii) the establishment and implementation of new employee benefit and incentive plans, (iv) appropriate implementation of the Company's stock option or other stock purchase plans through grants thereunder, (v) the award of cash bonus, when appropriate, to officers and other key employees, and
(vi) generally, all matters relating to officer and other key employee compensation.

         Among the Committee's objectives is establishing executive compensation competitive with that of other companies similar in size, considering the relative responsibility levels of individual executives. The Company's goal is to award competitive compensation based on a total of salary, stock options, and bonus. The Compensation Committee uses its discretion, experience and business judgment in setting executive compensation.

         Each of the Co-CEOs' compensation is comprised of a base salary, and depending upon the above-stated factors and adjustments, a bonus and/or a stock option grant. In establishing the Co-CEOs' compensation, the Compensation Committee uses its discretion and experience, evaluates and weighs various factors, and arrives at its decision using its best judgment. The Compensation Committee establishes the Co-CEOs' compensation after taking into account the Company's performance, each of the Co-CEOs' performance, and the relationship of the Co-CEOs' compensation to that of the other key executives.

         Toward the end of the first quarter of fiscal 2001, the Co-CEOs presented to the Compensation Committee a proposal calling for temporary salary reductions for all salaried employees, as part of a program intended to cut expenses in the midst of the general economic downturn. Under this program, beginning in April 2001, the Co-CEO's reduced their salaries by 15%, while other employees received pay cuts of 5%, 7.5% or 10%, depending on their level of compensation. While the salary reductions for all other employees were ended on or about 9/1/01 or 2/1/02, the Co-CEO's have kept their reductions in effect. The Co-CEO's also requested that neither of them receive any bonus for fiscal 2002. The Compensation Committee, which evaluates the award of any bonus to each of the Co-CEO's using its discretion and business judgement, acquiesced in this request, and thus for fiscal 2002, no bonus was awarded to either of the Co-CEO's.

         In addition, the Compensation Committee makes decisions regarding the payment of cash bonuses to the Company's Executive Officers. The purpose of the bonus is to provide incentives and rewards to the Executive Officers, based on the overall achievement of corporate goals. The decision as to individual bonus awards is discretionary, and the Compensation Committee considers such factors as the recommendations of the Co-CEOs, the Company's overall financial performance, the individuals' levels of compensation relative to external markets, their performance and value to the Company, and their relative contributions to the management team. For fiscal 2002, no bonus was awarded to any of the Executive Officers.

         The Board of Directors may also, upon the recommendation of the Compensation Committee, award Incentive Stock Options (see the caption "Stock Options" below and in this Proxy Statement) to certain key employees. The purpose of this program is to provide long-term incentives to key employees to increase shareholder value, and to align management's goals with those of shareholders. Such Stock Options may be awarded in lieu of or in addition to a bonus, and utilize vesting periods to encourage key employees to continue in the employ of the Company and to encourage a long-term perspective. In addition to the factors described above, the Compensation Committee considers the amounts and terms of the prior years' grants in deciding whether to award options, to whom, and in what amounts for the last completed fiscal year. While the establishment of the actual award is discretionary, an aggregate of 183,300 Incentive Stock Options were awarded to employees in fiscal 2002. Options granted to each of the co-chief executive officers, and each of the three most highly compensated officers are included in the stock options table in this proxy.

         The compensation model for the Company's executives is intended to be competitive (at least the 50th percentile) when measured against executives of comparably sized manufacturing companies.

         In the Compensation Committee's opinion, the Company's executives are appropriately compensated.

                                     Respectfully Submitted,
                                     Compensation Committee

                                     By:      C. GERALD GOLDSMITH
                                              SUMNER KAUFMAN

EXECUTIVE COMPENSATION
 General. The following table sets forth the total annual compensation paid or accrued by the Company to each of the Company's Co-Chief Executive Officers and the three most highly compensated executive officers for the most recent three fiscal years.

                                                              SUMMARY COMPENSATION TABLE
                                         -----------------------------------------------------------------------
                                                                              LONG TERM COMPENSATION
                                                                            ---------------------------
                                                 ANNUAL COMPENSATION             AWARDS       PAYOUTS
                                         --------------------------------------------------------------
                                                                             (# OF SHARES)
                                                                    OTHER  ------------------
                                                                    ANNUAL                               ALL
                                                                    COMPEN- RESTRICTED                  OTHER
                                                                    SATION   STOCK    OPTIONS/ LTIP    COMPEN-
     NAME            PRINCIPAL POSITION    YEAR  SALARY $  BONUS $   $ (1)   AWARDS    SARS   PAYOUTS  SATION(2)
----------------------------------------------------------------------------------------------------------------
M. J. Hamilburg      President and
                     Co-Chief               2002  233,760      -      3,992      -       -        -     16,029
                     Executive              2001  251,628      -      3,786      -       -        -     16,043
                     Officer                2000  275,004      -      3,219      -       -        -     14,600

J. D. Hamilburg      Chairman and Co-       2002  233,760      -      2,134      -       -        -     13,408
                     Chief Executive        2001  251,628      -      2,382      -       -        -     11,782
                     Officer                2000  275,004      -      2,023      -       -        -      9,907

A. I. Eisenberg      Vice President         2002  181,754      -        -        -       -        -        -
                     Sales and              2001  161,753      -        -        -       -        -        -
                     Marketing              2000  182,470      -        -        -       -        -        -

S. S. Leppo          Vice President         2002  159,300      -        -        -       -        -        -
                     Research and           2001  152,550      -        -        -       -        -        -
                     Development            2000  163,250      -        -        -       -        -        -

J. J. Berns          Vice President         2002  128,030      -        -        -       -        -        -
                     Finance and            2001  123,655      -        -        -       -        -        -
                     Treasurer              2000  128,000      -        -        -       -        -        -

(1) Other annual compensation includes the interest on a loan from the Company and life insurance premiums of
    $683 and $3,309 in 2002, $961 and $2,825 in 2001, and $773 and $2,446 in 2000, respectively, for Mr.
    Maurice J. Hamilburg. In addition, other annual compensation includes the interest on a loan from the
    Company and life insurance premiums of $683 and $1,451 in 2002, $961 and $1,421 in 2001, and $773 and
    $1,250 in 2000, respectively, for Mr. Joseph D. Hamilburg.

(2) Other compensation includes the allocated cost of non life insurance portion of split dollar premiums paid of $30,047 and $23,441 in 2002 by the Company for Mr. Maurice J. Hamilburg and for Mr. Joseph D.
    Hamilburg.

Stock Options. The first table sets forth the details of options granted to individuals listed in the Summary Table during the fiscal year 2002. The second table shows the value of unexercised options.

                                                OPTION/SAR GRANT TABLE
                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                        -------------------------------------
                                                                                        POTENTIAL REALIZABLE VALUE
                                                                                        AT ASSUMED ANNUAL RATES OF
                                                                                       STOCK PRICE APPRECIATION FOR
                                               INDIVIDUAL GRANTS                                OPTION TERM
                           ----------------------------------------------------------- ------------------------------
                              NUMBER OF      % OF TOTAL
                              SECURITIES
                              UNDERLYING
                               OPTIONS/     OPTIONS/SARS
                                 SARS        GRANTED TO   EXERCISE OR
                               GRANTED       EMPLOYEE IN   BASE PRICE    EXPIRATION
           NAME                  (#)         FISCAL YEAR     ($/SH)         DATE           5% ($)        10% ($)
           ----               -----------   ------------- -----------    ----------        ------        -------
Maurice J. Hamilburg ...........50,000          27.3          0.83      Feb. 3, 2007         6,750        19,250
Joseph D. Hamilburg ............30,000          16.4          0.83      Feb. 3, 2007         4,050        11,550
Alan I. Eisenberg ..............21,000          11.5          0.75      Feb. 3, 2012        10,080        25,200
Sheldon S. Leppo ...............17,000           9.3          0.75      Feb. 3, 2012         8,160        20,400
Joseph J. Berns .................4,000           2.2          0.75      Feb. 3, 2012         1,920         4,800

    Options were granted under the 2002 Plymouth Rubber Company, Inc. Stock Incentive Option Plan described on page 16 of the Proxy Statement.

                                    OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
                   AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUE
                   --------------------------------------------------------------------------------

                                                                                                    VALUE OF
                                                                                     NUMBER OF     UNEXERCISED
                                                                                    UNEXERCISED   IN-THE-MONEY
                                                                                   OPTIONS/SARS   OPTIONS/SARS
                                                                                   AT FY-END (#)  AT FY-END ($)
                                                     SHARES ACQUIRED     VALUE     EXERCISABLE/   EXERCISABLE/
          NAME                                       ON EXERCISE (#) REALIZED ($)  UNEXERCISABLE  UNEXERCISABLE
          ----                                       --------------- ------------  -------------  -------------
Maurice J. Hamilburg .............................          -              -           7,500            -
                                                            -              -          57,500          3,750
Joseph D. Hamilburg ..............................          -              -          47,500            -
                                                            -              -          37,500          2,250
Alan I. Eisenberg ................................          -              -          12,750            -
                                                            -              -          24,750          3,150
Sheldon S. Leppo .................................          -              -          12,750            -
                                                            -              -          20,750          2,550
Joseph J. Berns ..................................          -              -          18,000            -
                                                            -              -           7,000            600

 The value of unexercised "in-the-money" was determined using the ending market value of the Company's Class B Common Stock less the exercise price of the unexercised options at November 29, 2002 ($0.90).

 Common Stock Performance: As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with the stock performance of appropriate similar companies. The Company has selected the S&P 500 and the Amex Market Value Index for the broad equity market and published industry indexes, respectively, for stock performance comparison. The Company does not know of an appropriate peer group or other industry index of comparably traded companies that would be more meaningful.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG PLYMOUTH RUBBER COMPANY, INC. CLASS A AND B, THE S&P 500 INDEX
                         AND THE AMEX MARKET VALUE INDEX

              Plymouth       Plymouth                      Amex Market
              -Class A       -Class B        S&P 500       Value Index
--------------------------------------------------------------------------------
11/97         $100.00        $100.00        $100.00        $100.00
11/98          113.04         151.47         123.66         124.09
11/99          145.65         158.82         149.50         141.68
11/00          103.27          70.59         143.19         136.50
11/01           20.87          23.53         125.69         125.32
11/02           24.35          21.18         104.94         111.21



* $100 Invested on 11/30/97 in Stock or Index - Including Reinvestment of Dividends. Fiscal Year ending November 30.

Note to Graph Above: Assumes $100 invested on November 30, 1997 in Plymouth Rubber Company, and an identical amount in the S&P 500 and AMEX Market Value Index. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future performance.

RETIREMENT BENEFITS
 The Company has a defined contribution profit sharing plan and trust which includes an employee elective deferral of income under the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Company has a defined benefit pension plan and trust. The Company may make discretionary contributions to the Profit Sharing Trust. With respect to the Profit Sharing Plan prior to amendment, allocations were made to each participant's account based upon years of service and salary. Under the amended plan, Company contributions will be allocated based upon a combination of annual pay and employee elective deferrals. Subject to the provisions described below relating to the pension plan, on retirement a participating employee's account is paid to him either in a lump sum or in ten annual payments at the employee's designation.

 The pension plan for salaried employees, established in 1980, is Company-funded and provides for a monthly payment to a retired participant of $12.50 multiplied by the participant's number of years of credited service to the Company, reduced by the amount of a monthly life annuity pension which would be the actuarial equivalent of the amount accumulated in the employee's profit sharing account at the date of retirement. If, without reduction by reason of a participant's profit sharing plan account, benefits not less than the actuarial equivalent of the amount in such participant's profit sharing plan account would be provided to such participant under the pension plan, distribution of the participant's profit sharing plan account is made by transfer thereof to the pension plan trust. The benefits to the participant, therefore, are those payable under the pension plan or the profit sharing plan, whichever are greater. In August, 1996, the Company elected to curtail the non-contributory defined benefit pension plan with respect to funding of future benefits effective November 30, 1996.

 The following table sets forth the estimated annual benefits upon retirement payable under the foregoing plans to the identified Executive Officers of the Company (and all executive officers as a group), based on the amounts in their respective profit sharing accounts as of November 29, 2002 and reflects the impact of curtailment of the pension plan effective November 30, 1996.

                                                             Estimated Annual
                  Name                              Benefits Upon Retirement (1)
                  ----                              ----------------------------
MAURICE J. HAMILBURG ....................................     $ 3,750
ALAN I. EISENBERG .......................................       1,500
SHELDON S. LEPPO ........................................       5,850
7 Executive Officers as a Group .........................      14,850

---------
(1) Lifetime annual payments under pension plan.

CERTAIN TRANSACTIONS
The Company has a consulting arrangement with Jane H. Guy, a director, pursuant to which Ms. Guy has been engaged to render consulting services to the Company. During the year ended November 29, 2002, Ms. Guy was paid $56,400 for such services. The Company believes that the amount paid to Ms. Guy would be competitive with that which would be required to be paid to an outside consultant with Ms. Guy's knowledge and experience.

MEETING ATTENDANCE; COMMITTEES
During fiscal year 2002, the Board of Directors held seven meetings. All directors were paid $750 for each meeting attended, or $375 for each meeting attended by teleconference. This same rate of compensation was paid for attendance at Board Committee meetings. In addition, the Company's non-employee directors received an annual fee of $8,000. The Company has no nominating committee. It has an Executive Committee, a Compensation Committee and an Audit Committee, the members of which are noted in the table under the caption "Nominees for Election as Directors and Continuing Directors." The Executive Committee held no meetings in fiscal 2002. The Compensation Committee, the role of which is described in its report contained elsewhere in this proxy statement, held one meeting during the past year attended by all members. The Audit Committee, the role of which is described in its report contained elsewhere in this proxy statement, held two meetings during the past year attended by all members. Each director attended in person or by teleconference at least 75% of the Board of Directors and respective committee meetings. At the organizational meeting of the Board of Directors held following the Annual Meeting of Stockholders on April 26, 2002, Mr. Kaufman was appointed to the Compensation Committee and Mr. Wheeler was appointed to the Audit Committee. The information above with respect to attendance at Committee Meetings reflects the attendance of the members at the time of each meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based on a review of materials submitted to the Company, the Company believes that during the past fiscal year no directors, officers or beneficial owners of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports as required by Section 16(a) of the Exchange Act.

STOCK OWNERSHIP OF NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
 The following table sets forth information as to all ownership of the Company's capital stock by each present director, each nominee for election as a director and all directors, nominees and executive officers as a group:

                                                            Shares
                                                         Beneficially
                                                           Owned on             Percent of            Nature of
 Name                             Title of Class            3/4/03                Class               Ownership
 -----                            --------------         -------------          ----------            ----------
JANE H. GUY                       Class A Common          432,170(1)(2)            53.3%               Direct
                                                                                                          &
                                                                                                      Indirect
                                  Class B Common          377,169(1)(3)            30.2%              Indirect
JOSEPH D. HAMILBURG               Class A Common          464,991(2)               57.4%               Direct
                                                                                                         &
                                                                                                      Indirect
                                  Class B Common          506,821(3)               40.6%               Direct
                                                                                                          &
                                                                                                      Indirect
MAURICE J. HAMILBURG              Class A Common          470,812(2)(4)(5)         58.1%               Direct
                                                                                                          &
                                                                                                      Indirect
                                  Class B Common          540,613(3)(4)(5)         43.3%               Direct
                                                                                                          &
                                                                                                      Indirect
C. GERALD GOLDSMITH               Class B Common            4,000(8)                0.3%               Direct
SUMNER KAUFMAN                    Class B Common            4,000(8)                0.3%               Direct
MELVIN L. KEATING                 Class B Common           11,562(8)                0.9%               Direct
EDWARD H. PENDERGAST              Class B Common           11,362(8)                0.9%               Direct
DUANE E. WHEELER                  Class B Common           22,069(8)                1.8%               Direct
15 Officers and Directors         Class A Common          472,707(6)               58.3%               Direct
 as a Group                                                                                               &
                                                                                                      Indirect
                                  Class B Common          815,329(7)               65.3%               Direct
                                                                                                          &
                                                                                                      Indirect

(1) 18,011 Class A shares are owned indirectly, the shares being held in the Voting Trust described below, and 515 are held directly; 2,791 Class B shares are owned indirectly, the shares being held in the Voting Trust described below, and 117 are held directly; 4,000 of the shares shown as owned by Jane H. Guy are not actually owned but are subject to presently exercisable options to purchase same;, and all remaining Class A and Class B shares are beneficially owned as a beneficiary of various Trusts for her sole benefit or as a co-beneficiary with Maurice J. Hamilburg and Joseph D. Hamilburg, except that 12,258 Class B shares are held as custodian for three minor children, as to which she disclaims beneficial ownership.

(2) The number of shares of Class A Common Stock shown as beneficially owned by each of Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto. 1,365 of the shares shown as owned by Joseph D. Hamilburg are owned by him directly; 1,315 of the shares shown as owned by Maurice J. Hamilburg are owned by him directly; and 431,655 of the shares (53.3% of the Company's outstanding Class A Common Stock) shown as owned by each are in a voting trust (the "Voting Trust") of which they, are the Voting Trustees. The actual beneficial ownership of the shares held by the Voting Trust and the respective percentages of the outstanding Class A Common Stock represented thereby are broken down as follows:

        (i)    5,700 shares (.7%) beneficially owned by a trust of which Joseph
               D. Hamilburg is the beneficiary;

        (ii) 5,700 shares (.7%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

        (iii) 249,404 shares (30.8%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries;

        (iv)   5,700 shares (.7%) beneficially owned by a trust of which Joseph
               D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H. Guy;

        (v) 68,683 shares (8.5%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice J. Hamilburg, and Joel A. Kozol, are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are beneficiaries;

        (vi) 4,252 shares (.5%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph and Maurice Hamilburg are Trustees;

        (vii) 5,721 shares (.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;

        (viii) 18,471 shares (2.3%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

        (ix)   25,007 shares (3.1%) beneficially owned by Maurice J. Hamilburg;

        (x)    25,006 shares (3.1%) beneficially owned by Joseph D. Hamilburg;

        (xi)   18,011 shares (2.2%) beneficially owned by Jane H. Guy.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg 19,971 shares (2.5%) not covered by the Voting Trust are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees; and 12,000 shares (1.5%) are owned by the aforementioned Joseph M. Hamilburg Foundation.

(3) The number of shares of Class B Common Stock shown as beneficially owned by each of Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto on all matters on which the Class B Stock may at any time be entitled to vote. 1,550 of the shares shown as owned by Joseph D. Hamilburg; 70,000 of the shares shown as owned by Joseph D. Hamilburg are not actually owned but are subject to presently exercisable options to purchase same; and 65,049 of the shares shown as owned by Maurice J. Hamilburg are owned by each directly; 40,000 of the shares shown as owned by Maurice J. Hamilburg are not actually owned but are subject to presently exercisable options to purchase same; and 373,052 (29.9%) of the shares shown as owned by each are in the Voting Trust referred to in footnote (1) above. The actual beneficial ownership of the shares held by the Voting Trust and their respective percentages of the outstanding Class B Common Stock are broken down as follows:

        (i)    10,060 shares (.8%) beneficially owned by a trust of which Joseph
               D. Hamilburg is the beneficiary;

        (ii) 10,060 shares (.8%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

        (iii) 220,794 shares (17.7%) beneficially owned by a trust of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries;

        (iv)   10,060 shares (.8%) beneficially owned by a trust of which Joseph
               D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H. Guy;

        (v) 659 shares (.1%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

        (vi)   21,247 shares (1.7%) beneficially owned by a trust of which Jane
               H. Guy is the beneficiary;

        (vii) 23,510 shares (1.9%) beneficially owned by five grandchildren of the late Phyllis B. Hamilburg, of which 11,252 shares are held by two children of Maurice J. Hamilburg, as to which he disclaims beneficial ownership, and 12,258 shares are held by Jane H. Guy as custodian for three of her children, as to which she disclaims any beneficial ownership.

        (viii) 26,863 shares (2.2%) beneficially owned by Maurice J. Hamilburg;

        (ix)   33,499 shares (2.7%) beneficially owned by Joseph D. Hamilburg;

        (x)    2,791 shares (.2%) beneficially owned by Jane H. Guy;

        (xi) 2,863 shares (.2%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

        (xii)  10,646 shares (.9%) beneficially owned by a trust of which Joseph
               D. Hamilburg, Maurice J. Hamilburg and Joel A. Kozol are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are beneficiaries.

In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg are shares not covered by the Voting Trust, 17,799 shares (1.4%) are owned by the aforementioned Joseph M. Hamilburg Foundation and 44,420 shares (3.6%) are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, respectively, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees.

(4) Does not include 2,500 shares of Class A Stock and 2,760 shares of Class B Stock owned by Mr. Hamilburg's wife, as to which he disclaims any beneficial interest. The Class B shares shown as owned by Mr. Hamilburg includes an aggregate of 11,252 and the Class A shares shown as owned by Mr. Hamilburg excludes an aggregate of 1,000 shares all of which are held by him as custodian for his children under the Uniform Gifts to Minors Act, as to which he disclaims any beneficial interest.

(5) 5,871 shares of Class A and 293 shares of Class B are shown in the table as beneficially owned by a trust of which Maurice J. Hamilburg is trustee for the benefit of a niece of the late Daniel M. Hamilburg.

(6) By virtue of their individual direct beneficial ownership of Class A shares and of their voting powers pursuant to the Voting Trust and other trusts referred to in footnote (1) above, all officers and directors of the Company as a group have more than 50% of the voting power of the Company's outstanding Class A Common Stock. Messrs. Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy have advised that they intend to vote the shares with respect to which they possess voting power (470,812 shares-58.1%) in favor of the nominees for directors, in favor of approval of an amendment to the Company's Restated Articles of Organization reducing the par value, in favor of the approval of the 2002 Non-Employee Director Stock Option Plan, and in favor of PricewaterhouseCoopers LLP as auditors. Accordingly, passage of these proposals, respectively, is assured.

(7) Includes as beneficially owned an aggregate of 241,200 shares subject to presently exercisable options for the purchase of said number of shares.

(8) Includes as beneficially owned by C. Gerald Goldsmith, Sumner Kaufman, Melvin L. Keating, Edward D. Pendergast and Duane E. Wheeler 4,000 shares subject to presently exercisable options to purchase same.

STOCK OPTIONS
 The Company has in effect four stock purchase programs for executive officers and other key personnel, and non-employee directors, as the case may be. One such program is embodied in the Company's Executive Incentive Stock Purchase Plan, adopted and approved by shareholders in 1969 (the "1969 Plan"), pursuant to which the Company from time to time granted options to various executive officers as determined by the Company's Board of Directors or the committee, if any, administering the Plan, for the purchase of restricted shares of the Company's Class B Common Stock, $1.00 par value, at an exercise price, as determined by the Board or committee, if any, administering the Plan, but no less than $1.00 per share. 30,452 shares were issued and all restrictions regarding same had lapsed, as of November 29, 2002.

 The second such stock purchase program is the Company's 1992 Employee Incentive Stock Option Plan ("the 1992 Plan"), adopted and approved by the Company's shareholders in 1993, pursuant to which options for the purchase of up to an aggregate of 225,000 shares (subject to adjustment as described herein below) of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the committee administering the 1992 Plan may authorize variations, options granted under the 1992 Plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the 1992 Plan is made to attract and to retain key employees essential to the Company's successful operations and growth. Of the total options issued and outstanding under the 1992 Plan, 98,175 were issued with variations from this standard form. These options granted in June 1992, were originally exercisable only for five years from the date of grant and could not be exercised unless the closing price of the Company's Class B common stock on the American Stock Exchange had been no less than $12 on each of at least twenty days in any consecutive sixty day period during the twelve months immediately preceding the date of the exercise and unless the average daily closing price of the Common Stock during the sixty day period immediately prior to the date of exercise were not less than $12 (the "Price Hurdle"). During August 1993, modifications to certain terms were made to alter the exercise provisions and the period of exercisability. The revised terms provide for exercisability, in any event, after the tenth anniversary of grant. In addition, the new terms provide for accelerated exercisability should the "Price Hurdle" be attained. Pursuant to the provisions of the 1992 Plan clarifications made to these options, the quantity and Price Hurdle of the options were adjusted for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively. As of November 29, 2002 options for the purchase of a total of 259,876 shares under the 1992 Plan have been granted, with exercise prices that range from $2.17 to $7.13, and 65,195 options have been exercised, and 161,764 options were cancelled and 32,917 options were exercisable, after adjustment for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively.

The third such stock purchase program is the Company's 1995 Employee Incentive Stock Option Plan ("the 1995 Employee Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Employee Plan options for the purchase of up to an aggregate of 300,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one- quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. As of November 29, 2002 options for the purchase of a total of 324,858 shares under the 1995 Employee Plan have been granted, with exercise prices that range from $1.25 to $7.49, and 51,100 options were cancelled, and 199,758 options were exercisable.

The fourth such stock purchase program is the Company's 1995 Non-Employee Directors' Stock Option Plan (the "1995 Director Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Director Plan, options are granted to the Company's non-employee Directors for the purchase of up to an aggregate 210,000 shares (subject to adjustment as described below), of the Company's Class B Common Stock, $1.00 par value, at an exercise price of no less than the fair market value of the shares as of the date of grant. The 1995 Director Plan provides for an automatic grant of an option to purchase 15,000 shares to each current non-employee director upon approval by the shareholders at the 1995 Annual Meeting and to any new non-employee director upon their appointment or election. Although the Board of Directors or the committee administering the Plan may authorize variations, options granted thereunder will generally be exercisable in one-third increments, beginning one year from the date of grant, with an additional one- third becoming exercisable at the end of each year thereafter. However, with regard to non-employee directors serving at the time of adoption, for each year (or partial year) of service on the Board of Directors prior approval by the shareholders, one-third of the Class B Common Stock covered by such option shall become exercisable. The entire option must expire, in any event, no later than ten years from the date of grant of the option. During 2002, no options were granted to non-employee Directors, (as adjusted pursuant to the provisions of the 1995 Director Plan following the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively). As of November 29, 2002, options for the purchase of a total of 200 shares had been exercised, and 138,400 options were surrendered and a total of 17,325 shares, (adjusted for the 10% and 5% stock dividends) with exercise price of $6.75, were exercisable.

The fifth such stock purchase program is the Company's 2002 Stock Incentive Option Plan ("the 2002"), adopted and approved by the Company's shareholders in 2002. Pursuant to the 2002 Plan options for the purchase of up to an aggregate of 300,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-third increments, beginning one year from the date of grant, with an additional one-third becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. As of November 29, 2002 options for the purchase of a total of 183,300 shares under the 2002 Plan have been granted, with exercise prices that range from $0.75 to $0.83, and no options were exercisable.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth a summary of the Company's equity compensation plans as of November 29, 2002. Details of the plans are discussed in Note 7 to the Consolidated Financial Statements set forth in the Company's annual report on Form 10-K filed with the SEC on February 27, 2003.

--------------------------------------------------------------------------------------------------------------------
Plan Category                     Number of securities issued   Weighed average exercise     Number of securities
                                  upon exercise of              price of  outstanding        remaining available for
                                  outstanding options           options                      future issuance
--------------------------------------------------------------------------------------------------------------------
Stock option plans  approved by   507,300                       $2.75                        142,942
shareholders
--------------------------------------------------------------------------------------------------------------------
Stock option plans subject  to     84,000                       $0.90                         96,000
shareholder approval at  the
2003 Annual Meeting
--------------------------------------------------------------------------------------------------------------------
Total                             591,300                       $2.49                        238,942
--------------------------------------------------------------------------------------------------------------------

THE AUDIT COMMITTEE REPORT

The Company's Board of Directors has among its separate committees, an Audit Committee, which is comprised of three Directors: Mr. Melvin L. Keating (the Chair of the Committee), Mr. Duane E Wheeler, and Mr. Edward H. Pendergast, CPA, all of whom are non-employee Directors. Each member of the Audit committee complies with the Sarbanes-Oxley Act independence requirements and the American Stock Exchange financial literacy and independence requirements.

The Audit Committee operates under a written charter adopted by the Board of Directors, setting forth the Audit Committee's responsibilities and authority. The Audit Committee has performed the duties required by its charter, including meeting and holding discussions with management and PricewaterhouseCoopers LLP (the Company's independent accountants), and has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as currently in effect, and the Audit Committee has discussed with the independent accountants that firm's independence. The Audit Committee has also received confirmations from management with respect to non-audit consulting services and has considered whether the provision of these services by the independent accountants to the Company is compatible with maintaining the independence of the accountants.

Based upon the reports by, and discussions with, management and the independent accountants and the Audit Committee's review of the representations of management and the Report of the Independent Accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 29, 2002, to be filed with the Commission.

Audit Fees

PricewaterhouseCoopers LLP has billed the Company $226,500 in aggregate fees for professional services in fiscal 2002 in connection with the audit of the Company's annual financial statements and the reviews of the financial statements contained in the Company's quarterly reports on Form 10-Q.

Other Fees

PricewaterhouseCoopers LLP has billed the Company $3,850 in aggregate fees for professional services in fiscal 2002 other than services in connection with the audit of the Company's annual financial statements and the reviews of the financial statements contained in the Company's quarterly reports on Form 10-Q.

The Audit Committee considered the compatibility of the non-audit services performed by and fees paid to PricewaterhouseCoopers LLP for fiscal 2002 and determined that such services and fees were compatible with the independence of the auditors.

                                            Respectfully Submitted
                                            Audit Committee

                                            By: Melvin L. Keating, Chair
                                                Edward H. Pendergast
                                                Duane E. Wheeler

                                 PROPOSAL NO. 2

                 AMEND THE RESTATED ARTICLES OF ORGANIZATION TO
         REDUCE THE PAR VALUE OF THE COMPANY'S CLASS A AND CLASS B STOCK
                         FROM $1.00 TO $0.01 PER SHARE

On April 26, 2002, the Board of Directors of the Company approved an amendment to the Company's Restated Articles of Organization (the "Articles"), reducing the par value of the Company's Class A and Class B Stock from $1.00 to $0.01 per share, subject to approval by the holders of a majority of the Company's outstanding shares of Class A Stock. The Board of Directors believes that the proposed amendment is in the best interest of the Company because it provides the Company with increased flexibility to structure its compensation arrangements and retain and attract qualified employees. The Board of Directors is now seeking stockholder approval of this proposal.

Historically, the concept of par value once served to protect stock purchasers and creditors from the issuance of stock at prices below a stated value. It was presumed to be the company's value and represented an assurance to both stock purchasers and creditors that the corporation in which they were investing had a certain value. Overtime, this concept has lost most of its significance. Instead, stated par value is today an assigned amount used to compute the dollar accounting value of the shares of common stock on the corporation's balance sheet. Newly formed companies have a low par value (e.g., $0.01) or no par value at all and issue stock at prices which bear no discernible relationship to their stated par value. This is because par value has no relation to market value, which is determined by such considerations as net asset value, yield and investor's expectations of future earnings.

Although par value generally does not serve the corporate purpose for which it was originally intended, it remains a factor to consider when issuing stock. Under Massachusetts law, a company is not permitted to issue stock below par value. As of MARCH 11, 2003 - the closing price of the Company's Class B common stock as reported by the American Stock Exchange was $1.14 per share, but as recently as January 13, 2003 the closing price was $0.95 per share, below the $1.00 par value per share set forth in the Articles. During the first four months for 2002 the Class B common stock traded at between $0.75 and $0.90 per share. Unless the change in par value is approved by the stockholders, the Company will not be able to use the grant of options to purchase Class B Stock as a meaningful component of its employee compensation.

As a result, the adoption of the proposed amendment would not affect the rights of current stockholders. The change in par value will not affect the market price of the Company's Class A and Class B Stock. Also, it will not result in any change in the number of shares of common stock or preferred stock that the Company is authorized to issue; and it will neither decrease nor increase the number of shares of the Company's common stock that have been issued and are presently outstanding. As a result, if this proposal is approved, the certificates representing the Company's Class A and B Stock will continue to represent the same number of shares as such certificates currently represent, with a new par value.

Pursuant to this proposal, the par value of the Company's Class A and Class B Stock will be reduced from $1.00 to $0.01 per share upon the filing of an appropriate amendment to the Articles. As a result of the change in par value, the stated capital on the Company's balance sheet that is attributable to the Company's Class A and Class B Stock will be reduced to 1/100th of its present amount and the paid-in capital amount shall be credited with the amount by which the stated capital is reduced. The total amount of stockholders' equity will not change.

On November 29, 2002, the stated capital of the Company's Class A and Class B Stock was $810,586 and $1,281,304 respectively. If this proposal had been approved as of that date, the stated capital of the Company's Class A and Class B Stock would be reduced to $20,919 and the Company's paid-in capital will be increased by $2,070,971.

If this proposal is approved, as soon as practicable after the Annual Meeting, the Company will file with the Massachusetts Secretary of State's Office an amendment to the Articles reflecting the change in par value. Existing certificates representing the Company's Class A and Class B Stock will not be changed for new certificates. Please do not return any certificates to the Company.

The text of the proposal that is being submitted to the vote of the Class A stockholders follows:

         "That the par value of the Company's Class A Common Stock and Class B Common Stock be reduced from $1.00 to $0.01 per share"

The Board of Directors recommends a vote in favor of this proposal. The affirmative vote of the holders of a majority of the Company's outstanding shares of Class A Stock will be required for approval of the Plan.

                                 PROPOSAL NO. 3

                            APPROVAL OF THE COMPANY'S
                 2002 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

BACKGROUND

In 1995, the Company adopted a stock option plan which provided for automatic, non discretionary awards of options to non-employee directors with exercise prices that ranged from $6.75 to $7.75 per share. During 2001, non-employee directors relinquished their options. After considering the Company's interest in motivation and retention of qualified non-employee directors and examining its compensation policies and arrangements, the Board of Directors decided to grant new options to its non-employee directors to replace the Company's 1995 Non-Employee Directors' Stock Option Plan.

On April 26, 2002, the Board adopted the Company's 2002 Non-Employee Directors' Stock Option Plan (the "Plan"), contingent upon approval by the holders of a majority of the Company's outstanding shares of Class A Stock. The Plan provides for automatic, non-discretionary awards of Class B Stock to Non-Employee Directors. The full text of the Plan is attached hereto as Exhibit A and is incorporated herein by reference. The purpose of the Plan is to encourage and enable Non-Employee Directors to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a closer identification of their interest with those of the Company and the stockholders, thereby stimulating their efforts on the Company's behalf.

If the Plan is not approved by the stockholders by April 26, 2003, options granted under the Plan shall not be exercised or exercisable. The Company's Board of Directors is now seeking stockholder approval of this Plan.

SUMMARY DESCRIPTION OF PLAN

Unless otherwise determined by the Board of Directors, the Plan must be administered by a plan committee (the "Committee") consisting of not less than two persons, neither of whom qualifies as a Non-Employee Director. The authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of its members. Joseph D. Hamilburg and Maurice J. Hamilburg constitute the Committee.

The maximum number of shares of Class B Stock with respect to which options may be granted under the Plan is one hundred eighty thousand (180,000). If an option expires for any reason without having been exercised in full, Class B Stock allocable to the unexercised portion will again be subject to the Plan. In the event of any change in the Company's outstanding shares of Class B Stock by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares of Class B Stock, or the like, the aggregate number and class of shares available under the Plan and the number and class of shares subject to the outstanding options and the option prices will be appropriately adjusted.

The Plan shall terminate on the tenth (10) anniversary of its adoption, unless earlier terminated by the Board of Directors. The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Option (or provide substitute Options at the same or reduced exercise price) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder's consent.

STOCK OPTIONS

The Plan provides for an automatic grant of an option to purchase twelve thousand (12,000) shares of Class B Stock to each Non-Employee Director serving on the Board as of April 26, 2002 and an option to purchase the same amount of shares of Class B Stock to each new Non-Employee Director who is initially elected to the Board subsequent to April 26, 2002.

The options granted shall become exercisable in three (3) equal annual installments, the first such installment to become exercisable commencing one
(1) year from the date of grant. Also, every installment shall become exercisable on the same day of each year thereafter, until ten (10) years from the date of this grant. The right to purchase shares under the Options shall be cumulative.

It is generally contemplated that one-third (1/3) of the number of shares of covered by each option granted thereunder shall become exercisable one (1) year from the date of grant, and one-third (1/3) thereof will become exercisable on the expiration of each year thereafter until the option becomes fully exercisable, but the Board of Directors may vary these conditions.

The term of each stock option under the Plan is (10) years from the date of the option grant. In addition, stock options under the Plan will terminate as follows:

Termination by Death. If a Non-Employee Director ceases to be a member of the Board by reason of death, any option held by such director may thereafter be exercised in full, by the legal representative or legatee of such director, for a period of one (1) year from the date of death, or until the expiration of the term of the option, which ever is earlier.

Termination by Reason of Disability or Normal Retirement. If a Non-Employee Director ceases to be a member of the Board by reason of his or her disability or normal retirement (as defined in the Plan), his or her option may be exercised in full (regardless of the number of shares vested as of the date of its disability or normal retirement) for a period of six (6) months from the date of such disability or normal retirement, or until the expiration of the option, whichever is earlier. The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of disability or normal retirement.

Other Termination. If a Non-Employee Director ceases to serve as a member of the Board for any reason other than those listed above, any stock option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of service on the Board, for ninety (90) days from the date of termination of service or until the expiration of the option, whichever is earlier.

The exercise price of the options granted under the Plan on April 26, 2002 was $0.90, based on the closing price per share of the Company's Class B Stock on April 15, 2002. With regard to future grants of options under the Plan, the exercise price will be equal to the closing price per share of the Company's Class B Stock on the date previous to the date of the election to the Board of any Non-Employee Director subsequent to April 26, 2002.

Payment of the purchase price may be made either (i) in cash, by certified or bank check or other instrument acceptable to the Committee; or (ii) in the form of unrestricted shares of Class B Common Stock that were not subject to restrictions, owned by the optionee for a period of at least six months, with a fair market value equal to the exercise price for such shares.

On MARCH 11, 2003 - the closing price of the Company's Class B Common Stock on the American Stock Exchange was $1.14 and the aggregate value on such date of the shares of Stock subject to this plan was $82,090.

                                          OPTIONS GRANTED UNDER THE COMPANY'S
                                    2002 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

---------------------------------------------------------------------------------------------------------------------
                                                                                               UNDERLYING OPTIONS
NAME AND POSITION                             POSITION               EXERCISE PRICE(1)              GRANTED
---------------------------------------------------------------------------------------------------------------------
Jane H. Guy                                   Director                    $0.90                      12,000
---------------------------------------------------------------------------------------------------------------------
Melvin L. Keating                             Director                    $0.90                      12,000
---------------------------------------------------------------------------------------------------------------------
Sumner Kaufman                                Director                    $0.90                      12,000
---------------------------------------------------------------------------------------------------------------------
Duane E.  Wheeler                             Director                    $0.90                      12,000
---------------------------------------------------------------------------------------------------------------------
Edward H. Pendergast                          Director                    $0.90                      12,000
---------------------------------------------------------------------------------------------------------------------
C. Gerald Goldsmith                           Director                    $0.90                      12,000
---------------------------------------------------------------------------------------------------------------------
Non-Employee Director Group (6 persons)       Directors                   $0.90                      72,000
---------------------------------------------------------------------------------------------------------------------

(1) $0.90 was the closing price per share of the Company's Class B Stock on April 15, 2002, the last preceding date on which shares of Class B Stock traded on the American Stock Exchange.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences of issuing and exercising stock options under the Plan may by summarized as follows:

The grant of a stock option has no immediate federal income tax effect: the non-employee director will not recognize taxable income and the Company will not receive a tax deduction.

When the Non-Employee Director exercises the option, the director will recognize ordinary income and the Company will receive a tax deduction, in each case measure by the difference between the exercise price and the fair market value of the shares on the date of exercise.

When the Non-Employee Director sells common stock from exercising a stock option, any gain or loss will be taxed as capital gain or loss.

The Board of Directors recommends a vote in favor of this proposal. The affirmative vote of a majority of the Company's outstanding shares of Class A Stock will be required for approval of this proposal.

                                 PROPOSAL NO. 4
                         RATIFICATION OF THE APPOINTMENT
                    OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS

 The persons named in the accompanying proxy card as attorneys and proxies intend, unless otherwise instructed, to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the next fiscal year. The Board of Directors has voted to approve PricewaterhouseCoopers LLP to audit the accounts of the Company for the year ending November 28, 2003. Since their report will be addressed to the stockholders, the holders of Class A Common Stock are asked to ratify this selection. Submission to the stockholders of the ratification of the appointment of PricewaterhouseCoopers LLP as auditors is not required and such appointment will remain in effect if not approved by the stockholders.

 The Board of Directors recommends a vote in favor of this proposal.

 PricewaterhouseCoopers LLP is expected to have a representative at the Annual Meeting of Stockholders who will have an opportunity to make a statement if he/she desires to do so and who will be available to respond to appropriate questions.

                                     GENERAL

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
 In accordance with Rule 14-a 8 of the Exchange Act, stockholders desiring to have proposals to be included in the Company's proxy materials for the 2004 Annual Meeting must be received by the Company, for its consideration, on or before November 21, 2003.

OTHER MATTERS
 Management knows of no other matters to be brought before the meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the persons named in the enclosed Class A proxies intend to vote such proxies in accordance with their best judgment on such matters.

 Stockholders are urged to vote and send in their proxies without delay.

ADDITIONAL INFORMATION AVAILABLE

UPON WRITTEN REQUEST OF ANY SHAREHOLDER, THE COMPANY WILL FURNISH A COPY OF THE COMPANY'S 2002 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE. IN ADDITION, THE 2002 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE THERETO, ARE AVAILABLE ON THE SEC'S WEBSITE AT www.sec.gov.

                                     PLYMOUTH RUBBER COMPANY, INC.

March 27, 2003

                                                                      EXHIBIT A

                          PLYMOUTH RUBBER COMPANY, INC.
                 2002 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

         The name of the plan is the Plymouth Rubber Company, Inc. 2002 Non-Employee Directors' Stock Option Plan (the "Plan"). The purpose of the Plan is to encourage and enable Non-Employee Directors of Plymouth Rubber Company, Inc. (the "Company") and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf.

         The following terms shall be defined as set forth below:

         "Affiliate" means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

         "Board" or "Board of Directors" means the board of directors of the Company.

         "Change of Control" shall have the meaning set forth in Section 10.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Committee" shall have the meaning set forth in Section 2.

         "Disability" means disability as set forth in Section 22(e)(3) of the Code.

         "Effective Date" means April 26, 2002, the date on which the Plan was approved by the Board of Directors, subject to stockholder approval as set forth in Section 12.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

         "Non-Employee Director" means any director serving on the Board on April 26, 2002 who was not an officer of the Company or an Affiliate, or otherwise employed by the Company or an Affiliate, or any director initially elected to the Board thereafter who meets such qualifications at the time of election.

         "Normal Retirement" means retirement as a member of the Board of the Company and its Affiliates by reason of attaining the age at which the Company's policies preclude re-election as a director.

         "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         "SEC" means the Securities and Exchange Commission or any successor authority.

         "Stock" or "Class B Stock" means the Class B Common Stock of the Company, subject to adjustments pursuant to Section 3.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
           AND DETERMINE OPTIONS.

         (a) Committee. The Plan shall be administered by a committee of the Board (the "Committee") consisting of not less than two (2) persons neither of whom qualifies as a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

         (b) Powers of Committee. The Committee shall have the power and authority to grant and modify Options consistent with the terms of the Plan, including the power and authority:

                  (i) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and participants, and to approve the form of written instruments evidencing the Options; provided, however, that no such action shall adversely affect rights under any outstanding Option without the participant's consent;

                  (ii) to accelerate the exercisability or vesting of all or any portion of any Stock Option pursuant to Section 10;

                  (iii) to extend the period in which any outstanding Stock Option may be exercised; and

                  (iv) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; STOCK DIVIDENDS, MERGERS.

         (a) Shares Issuable. The maximum number of shares of Stock with respect to which Options may be granted under the Plan shall be one hundred eighty thousand (180,000). For purposes of this limitation, the shares of Stock underlying any Options which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Options may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

         (b) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 12, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Options may thereafter be granted (including without limitation the limitations set forth in Section 3(a) above), (ii) the number and kind of shares remaining subject to outstanding Options, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Options, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Options as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Options upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Option, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 10.

SECTION 4. ELIGIBILITY.

         Stock Options may be granted only to Non-Employee Directors of the Company or its Affiliates.

SECTION 5. STOCK OPTION TERMS.

         No Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board. Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and the terms and conditions of Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

                  (a) Grant of Options. Each Non-Employee Director who is serving on the Board as of April 26, 2002, and each Non-Employee Director who is initially elected to the Board subsequent to April 26, 2002, shall automatically be granted a Stock Option to purchase twelve thousand (12,000) shares of Stock.

                  (b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be the Fair Market Value on April 25, 2002 in the case of Non-Employee Directors serving on April 26, 2002, and the Fair Market Value on the day previous to the date of the election to the Board of any Non-Employee Director elected after April 26, 2002.

                  (c) Option Term. The term of each Stock Option shall be ten
(10) years from the date the option is granted.

                  (d) Vesting. The Stock Options granted pursuant to this
Section 5 shall become exercisable in three equal annual installments, the first such installment to become exercisable on the first anniversary of the date of grant and each subsequent installment shall become exercisable on the same day of each year thereafter and remain exercisable until ten (10) years from the date of this grant. The right to purchase shares under the Options shall be cumulative.

                  (e) Acceleration. Stock Options granted pursuant to this
Section 5 shall be subject to the provisions of Section 10 regarding a Change of Control of the Company.

                  (e) Rights of Stockholder. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (f) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                           (i) In cash, by certified or bank check or other
instrument acceptable to the Committee; or

                           (ii) In the form of shares of Stock that are not then
subject to restrictions and that have been owned by the optionee for a period of at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date.

         The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

                  (g) Non-transferability of Options. No Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (h) Lockup Agreement. The Committee may in its discretion specify upon granting an Option that the optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 6. TERMINATION OF STOCK OPTIONS.

         (a) Termination by Death. If a Non-Employee Director ceases to be a member of the Board by reason of death, any Stock Option held by such Director may thereafter be exercised in full (regardless of the number of shares vested as of the date of death), by the legal representative or legatee of the Director, for a period of one (1) year from the date of death, or until the expiration of the stated term of the Stock Option, if earlier.

         (b) Termination by Reason of Disability or Normal Retirement. If a Non-Employee Director ceases to be a member of the Board by reason of his or her Disability or Normal Retirement, any Stock Option held by such Director may thereafter be exercised in full (regardless of the number of shares vested as of the date of Disability or Normal Retirement) for a period of six (6) months from the date of such Disability or Normal Retirement, or until the expiration of the stated term of the Option, if earlier. The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

         (c) Other Termination. If a Non-Employee Director ceases to serve as a member of the Board for any reason other than death, Disability or Normal Retirement, any Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of service on the Board, for ninety (90) days from the date of termination of service or until the expiration of the stated term of the Option, if earlier.

SECTION 7. TAX WITHHOLDING.

         (a) Payment by Participant. Each participant shall, no later than the date as of which the value of any Stock or other amounts received hereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Option a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Option, or (ii) transferring to the Company shares of Stock that are not then subject to restrictions and that have been owned by the participant for a period of at least six months and with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 8. AMENDMENTS AND TERMINATION.

         The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Option (or provide substitute Options at the same or reduced exercise price, but such price must satisfy the requirements which would apply to the substitute or amended Option if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder's consent.

         This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Option may be granted after the Plan has been terminated. No Option granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Option. The power of the Committee to construe and interpret this Plan and the Option granted prior to the termination of this Plan shall continue after such termination.

SECTION 9. STATUS OF OPTION.

         With respect to the portion of any Option which has not been exercised and any Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Option.

SECTION 10. CHANGE OF CONTROL PROVISIONS.

          (a) Upon the occurrence of a Change of Control as defined in this
Section 10:

                  (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

                  (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

                  (iii) each outstanding Stock Option may be cancelled by the Committee as of the effective date of any such Change of Control provided that
(x) notice of such cancellation shall be given to each holder of such an Option and (y) each holder of such an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Option, during the thirty (30) day period preceding the effective date of such Change of Control.

          (b) "Change of Control" shall mean the occurrence of any one of the following events:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 11. GENERAL PROVISIONS.

         (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         No shares of Stock shall be issued pursuant to an Option until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock as it deems appropriate.

         (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

         (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Option under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

SECTION 12. EFFECTIVE DATE OF PLAN.

         This Plan shall become effective upon its adoption by the Company's Board of Directors, provided that the stockholders of the company shall have approved this Plan within twelve months prior to or following the adoption of this Plan by the Board. Subject to the foregoing, Options may be granted under the Plan at any time subsequent to its effective date; provided, however, that
(a) no such Option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of this Plan by the Board, and (b) all Options issued prior to the date of such stockholders' approval shall contain a reference to such condition.

SECTION 13.         GOVERNING LAW.

         This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

                                      * * *

                         PLYMOUTH RUBBER COMPANY, INC.

       CLASS A PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- APRIL 25, 2003

     The undersigned, a holder of Class A Common Stock of Plymouth Rubber Company, Inc., hereby constitutes and appoints Jane H. Guy and David M. Kozol and each of them, the attorneys and proxies of the undersigned with full power of substitution and revocation, to attend the annual meeting of stockholders of the Company to be held on April 25, 2003 at 9:00 a.m. at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, and any adjournments thereof, to vote all of the shares of Class A Common Stock of the Company which the undersigned may be entitled to vote and to vote upon the matters set forth on the reverse side hereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED IT WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR, AND IN FAVOR OF ITEMS 2, 3 AND 4.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)     -----------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                   -----------

                                    \/ Please Detach and Mail in the Envelope Provided \/

      Please mark your
A [X] votes as in this
      example.

                  FOR  WITHHELD                                                                        FOR   AGAINST   ABSTAIN
1. Election of    [ ]    [ ]    TO SERVE FOR A TERM OF    2. Approval of an amendment to the Company's [ ]     [ ]       [ ]
   Directors:                   THREE (3) YEARS:             Restated Articles of Organization
                                NOMINEES:                    reducing the par value of the Company's
FOR all nominees listed at         Maurice J. Hamilburg      Class A and Class B Common Stock from
right, except vote withheld        Duane E. Wheeler          $1.00 to $0.01 per share.
from the following nominees        Sumner Kaufman
(if any).                                                 3. Approval of the Company's 2002 Non-       [ ]     [ ]       [ ]
                                                             Employee Directors' Stock Option Plan.
---------------------------
                                                          4. Ratification of the selection of
                                                             PricewaterhouseCoppers LLP as the         [ ]     [ ]       [ ]
                                                             Company's auditors for the fiscal year
                                                             ending November 28, 2003.

                                                          5. The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.

                                                                            MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]

                                                          PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE
                                                          PROMPTLY.

Signature: ___________________________  Date __________________  Signature: ______________________________ Date __________________
NOTE: Please sign exactly as your name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing giving full title as such. If signer is a corporation, execute in full Corporate name by authorized officer. If more persons, all should sign.